UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 16, 2002

WHOLE FOODS MARKET, INC.
(Exact name of registrant as specified in its charter)

Texas	0-19797	74-1989366
(State of incorporation)	(Commission File Number)	(IRS employment identification no.)

601 North Lamar, Suite 300
Austin, Texas 78703
(Address of principal executive offices)

Registrant’s telephone number, including area code
512-477-4455

Item 5.    Other Events and Regulation FD Disclosure

On August 16, 2002, the Principal Executive Officer, John Mackey, and Principal Financial Officer, Glenda Flanagan of Whole Foods Market, Inc. each submitted to the Securities and Exchange Commission a sworn statement pursuant to Order 4-460 of the Securities and Exchange Commission dated June 27, 2002.

Copies of these statements are attached hereto as Exhibits 99.1 and 99.2.

Item 7.    Financial Statements and Exhibits.

c)    Exhibits

99.1    Statement of Principal Executive Officer dated August 16, 2002.
99.2    Statement of Principal Financial Officer dated August 16, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHOLE FOODS MARKET, INC.

Date: August 16, 2002	By:	/s/ Glenda Flanagan
Glenda Flanagan, Chief Financial Officer

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